WARRANT TO PURCHASE COMMON STOCK

            SPORTS GROUP INTERNATIONAL, INC. (A FLORIDA CORPORATION)

                           OTC BB TRADING SYMBOL: SPGK

     THIS IS TO CERTIFY THAT, for good and valuable consideration, the receipt of which is hereby acknowledged, ROBERT E. PETERSEN & MARGRET M. PETERSEN, TRUSTEES OF THE R. E. & M. PETERSEN LIVING TRUST DATED 1/17/83, or registered assigns (hereinafter collectively referred to as the "Holder"), is entitled to purchase, subject to the provisions of this Warrant, one million (1,000,000) shares of common stock (hereinafter referred to as "Common Stock"), of SPORTS GROUP INTERNATIONAL, INC. a Florida corporation, (hereinafter referred to as the "Corporation"), held of record and beneficially by the Corporation as treasury stock and/or authorized but unissued stock, at any time on or after the date hereof; PROVIDED, HOWEVER, any such purchase shall be made not later than 5:00 P.M., Pacific Standard Time, on the day eight (8) years from the date hereof (the "Expiration Date"), at an exercise price of Two Dollar ($2.00) per share.

     The shares of Common Stock delivered or deliverable upon such purchase are hereinafter sometimes referred to as "Warrant Stock" and the exercise price of a share of Common Stock is hereinafter sometimes referred to as the "Exercise Price."

     1. EXERCISE OF WARRANT.

          (a) PROCEDURE. The Holder may exercise this Warrant at any time or from time to time on any business day prior to or on the Expiration Date, for the full or any lesser number of shares of Common Stock purchasable hereunder, by surrendering this Warrant to the Corporation at its principal office, together with a duly executed Notice of Exercise (in substantially the form attached hereto as EXHIBIT A), and payment in cash or by check of the aggregate Exercise Price then in effect for the number of shares for which this Warrant is being exercised. Promptly after such exercise the Holder of this Warrant shall be entitled to receive a certificate for the number of shares of Warrant Stock so purchased. At the time of the surrender of this Warrant and payment of the applicable Exercise Price, the shares so purchased shall be and be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised as provided herein.

          (b) NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, if the Quoted Price (as defined below) of one share of the Corporation's Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment with cash, certified or cashier's check, the Holder may elect to make a cash-free exercise of this Warrant and thereby to receive shares of Common Stock equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Corporation together with the properly endorsed Notice of Exercise and notice of such election, in which event the Corporation shall issue to the Holder a number of shares of Common Stock computed using the following formula:

          X  =  Y (A-B)
                -------
                   A

     Where     X  = the  number  of  shares  of Common Stock to be issued to the
                    Holder

               Y  = the gross number of shares of Common Stock purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the gross number of shares purchased under this Warrant being canceled (at the date of such calculation)

               A  = the Quoted  Price (as  defined  below) of  one  share of the
                    Corporation's Common Stock (at the date of such calculation)

               B  = Exercise Price (as adjusted to the date of such calculation)

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          As used  herein,  the "Quoted  Price" of the Common  Stock is the last reported sales price of the Common Stock as reported by the Nasdaq National Market ("NMS"), or the primary national securities exchange on which the Common Stock is then quoted; PROVIDED, HOWEVER, that if the Common Stock is neither traded on the NMS nor on a national securities exchange, the price referred to above shall be the price reflected on Nasdaq, or if the Common
     Stock  is  not  then  traded  on  Nasdaq,   the  price   reflected  in  the
     over-the-counter market as reported by the National Quotation Bureau, Inc. or any organization performing a similar function; and PROVIDED, FURTHER, that if the Common Stock is not publicly traded. the Quoted Price of the Common Stock shall be the fair market value as determined in good faith by the Board of Directors of the Corporation.

          (c) DELIVERY OF CERTIFICATES. Certificates for shares of Common Stock purchased hereunder shall be delivered to the Holder within a reasonable time after the date on which this Warrant shall have been exercised as provided herein.

          (d) SHARES. The Corporation covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be fully authorized, validly issued, fully paid, and nonassessable and free from all taxes, liens and charges in respect of the issue thereof.

     2. CHARGES, TAXES AND EXPENSES. The issuance of certificate(s) for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate(s), all of which taxes and expenses shall be paid by the Corporation, and such certificate(s) shall be issued in the name of the Holder of this Warrant.

     3. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

     4. EXCHANGE OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Corporation for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock at the same Exercise Price purchasable hereunder. In the event this Warrant is so presented and surrendered for other Warrants of differing denominations, the Corporation shall deliver said Warrants within ten (10) days of presentation and surrender.

     5. RIGHTS/OBLIGATIONS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Corporation either at law or equity, except as otherwise stated herein, and the rights of the Holder are limited to those expressed in this Warrant. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Exercise Price or as a stockholder of the Corporation, whether such liability is asserted by the Corporation or by its creditors.

     6. ADJUSTMENT AND TERMINATION.

          (a) ASSUMPTION UPON A MERGER. If at any time the Corporation proposes to merge with or into any other corporation, effect a reorganization, or sell or convey all or substantially all of its assets to any other entity, then the surviving entity shall be obligated to assume the obligations of this Warrant, and it shall be exercisable for the number of shares of stock or other securities or property which the Holder of this Warrant would have received in the transaction if the Holder had exercised the Warrant prior to the consummation of the transaction.

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          (b)  RECLASSIFICATION,  ETC. If the  Corporation at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, the shares of Common Stock or other securities for which this Warrant is exercisable shall thereafter be convertible into the kind and number of shares of stock or other securities or property of the Corporation or otherwise to which the Holder would have been entitled if immediately prior to such change the Holder had acquired the shares of common Stock or other securities for which this Warrant is exercisable. If at any time or from time to time after the date of this Warrant (the "Original Issue Date") the Corporation shall subdivide (by stock split, stock dividend or otherwise) its outstanding shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision. be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Exercise Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased. Upon each adjustment of the Exercise Price pursuant to a subdivision or combination, the Holder thereafter shall be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. No adjustment on account of cash dividends or interest on the Corporation's Common Stock or other securities purchasable hereunder will be on the Corporation's Common Stock or other securities purchasable hereunder will be made to the Exercise Price under this Warrant.

          (c) CERTAIN EVENTS. If any change in the outstanding Common Stock of the Corporation or any other event occurs as to which the other provisions of this Section 6 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board of Directors of the Corporation shall make an adjustment in the number and class of shares available under the Warrant, the Exercise Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Exercise Price the total number, class and kind of shares as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment.

          (d) NOTICE OF ADJUSTMENT. Upon any adjustment of the securities issuable upon exercise of this Warrant, Exercise Price for the shares and/or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Corporation shall give written notice thereof certified by an officer of the Corporation, by notice as provided herein to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Corporation.

          (e) AUTHORIZED SHARES. The Corporation covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of any purchase rights under this Warrant.

     7. NOTICES TO WARRANT HOLDER. So long as this Warrant shall be outstanding and unexercised, (a) if the Corporation shall pay any dividend or make any distribution upon the Common Stock, (b) if the Corporation shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights or (c) if any capital reorganization of the Corporation, reclassification of the capital stock of the Corporation, consolidation or merger of the Corporation with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Corporation to another corporation or a voluntary or involuntary dissolution, liquidation or winding up of the Corporation shall be effected, then, in any such case, the Corporation shall cause to be delivered to the

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Holder,  at least  thirty (30) days prior to the date  specified  in (i) or (ii)
below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (i) a record is to be taken for
the   purpose   of  such   dividend,   distribution   or  rights  or  (ii)  such
reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

     8. TRANSFERABILITY. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the Holder hereof, when this Warrant shall have been so endorsed, may be treated by the Corporation, at the Corporation's option, and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Corporation any notice to the contrary notwithstanding; but until such transfer on such books, the Corporation may treat the registered owner hereof as the owner for all purposes.

     9. NOTICES. Any notices or certificates by the Corporation to the Holder and by the Holder to the Corporation shall be deemed delivered if in writing and delivered personally or sent by certified mail, postage prepaid to the Holder, addressed to it at 6420 Wilshire Boulevard, 20th Floor, Los Angeles, California 90048, Attention: Robert E. Petersen, and, if to the Corporation, addressed to it at 7733 East Greenway Road, Suite 203, Scottsdale, Arizona 85260, Attention:
President. The Corporation may change its address by written notice to the Holder, and the Holder may change its address by written notice to the Corporation.

     10. CONFIDENTIALITY. The terms, conditions, rights and parties to this Warrant shall be kept strictly confidential by the Corporation and the Holder and by their respective successors and assigns.

     11. SEVERABILITY. Should any provision of this Warrant be determined by a court of competent jurisdiction to be unenforceable or invalid, such provision shall not affect the right of the Holder hereunder to purchase the Warrant Stock at the Exercise Price, as such may be adjusted from time to time. To the extent necessary, any such court is hereby authorized to restructure any such provision so as to be valid, binding and enforceable to the maximum extent possible, consistent with the intent of the parties and the restrictions of applicable law.

     12. ISSUE DATE; GOVERNING LAW. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Corporation on the date hereof. This Warrant shall be binding upon any successors or assigns of the Corporation. This Warrant shall constitute a contract under the laws of the State of California and for all purposes shall be construed in accordance with and governed by the laws of said state.

     13. MODIFICATION AND WAIVER. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     14. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Corporation by merger, consolidation or acquisition of all or substantially all of the Corporation's assets. All of the obligations of the Corporation relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Corporation shall inure to the benefit of the successors and assigns of the Holder hereof.

     15. DESCRIPTIVE HEADINGS. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

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     16. LOST WARRANTS.  The  Corporation  represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Corporation, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Corporation, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

     17. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Corporation shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Exercise Price.

     This Warrant has been sold and granted as of this 20th day of May, 1999.

                                        SPORTS GROUP INTERNATIONAL, INC.,
                                        a Florida corporation


                                        By: /s/ Kevin A. Blackwell
                                            ------------------------------------
                                            Kevin A. Blackwell, President


                                        By: /s/ Kathryn L. Blackwell
                                            ------------------------------------
                                            Kathryn L. Blackwell, Secretary

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                                    EXHIBIT A

                               NOTICE OF EXERCISE

TO:  SPORTS GROUP INTERNATIONAL, INC.

     The undersigned, the Holder of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by this Warrant as follows:

     [ ] The undersigned elects to purchase for cash or check _________ full shares of Common Stock of Sports Group International, Inc. and herewith makes payment of $________ for those shares:

     [ ] The undersigned elects to effect a net exercise of this Warrant, exercising this Warrant in full or as to the following gross number of shares: __________. The undersigned understands that the actual number of shares issuable will be determined in accordance with the terms of this Warrant.

     The undersigned requests that the certificates for the shares be issued in the name of, and delivered to, __________________________, whose address is
_______________________________________________.

     If the shares of Common Stock purchased by the exercise of this Warrant are not all of the shares which may be purchased under this Warrant, a new Warrant for the balance remaining of the shares covered by this Warrant shall be registered with the Corporation in the name of the undersigned and delivered to the undersigned at the undersigned's address set forth on the records of the Corporation.

Date: _______________                   ________________________________________
                                        Signature of the Holder

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